AMENDMENT NO. 5 TO ASSET PURCHASE AGREEMENT

This Amendment No. 5 to the Asset Purchase Agreement ("Amendment") is made and entered into effective as of the 22nd day of August, 2013, by and between **Douglas Joint Venture, Empire Joint Venture** and **V-3 Joint Venture, LLC** (collectively, "Seller") and **Panache Distillery, LLC** ("Buyer").

WITNESSETH:

The parties agree to the following recitals:

A. WHEREAS, Seller and Buyer have heretofore entered into an Asset Purchase Agreement, dated May 15, 2013, as amended by that certain Amendment No. 1 to Asset Purchase Agreement, all dated as of May 15, 2013, and amended by that certain Amendment No. 2 to Asset Purchase Agreement, dated as of May 18, 2013, as amended by that certain Amendment No. 3 to Asset Purchase Agreement, dated as of May 28th, 2013, as amended by that certain Amendment No. 4 to Asset Purchase Agreement, dated as of July 3, 2013 (the "Agreement") for the sale and purchase of property more particularly described therein; and

B. WHEREAS, notwithstanding a loss of a portion of the Personal Property which was reported to Buyer and stipulated to have occurred on or about June 18, 2013 ("June 18 Loss"), Buyer has notified Seller that it desires to continue to pursue the purchase of the Property, subject to Seller's willingness to modify certain terms of the purchase price; and

C. WHEREAS, Buyer and Seller have agreed to modify the terms of the Agreement in consideration of Buyer's willingness to waive its right to terminate the Agreement, notwithstanding the June 18 Loss, and desire to set forth their understanding herein;

NOW, THEREFORE, in consideration of Ten Dollars and other mutual considerations, the receipt and sufficiency of which is acknowledged, it is agreed as follows:

1. **Recitals**. The foregoing recitals are true and correct and are incorporated herein by reference.

2. **Waiver**: Buyer hereby waives its right to terminate the Agreement under the terms of Section 7.6 of the Agreement to the extent such right may arise due to the June 18 Loss. Buyer further acknowledges and agrees that any effect or impact of the loss of the portion of the Personal Property shall not be deemed to be a "Material Adverse Effect" under the terms of the Agreement. Pursuant to paragraph 7.6 of the Agreement, Buyer elects to receive from the Seller, and Seller agrees to assign to Buyer at Closing, all of Seller's right, title and interest in and to all proceeds of insurance which relate to or may be payable as a result of such damage or loss, including all proceeds from unexpected expenses and business interruption coverage. Seller shall transfer to Buyer any legal rights which Seller may have or have had as it relates to any claims or actions against any insurance agent and/or insurance company which Seller may have used to procure the insurance coverage on the Real and Personal Property being transferred pursuant to this Asset Purchase Agreement. Additionally, Seller agrees to reasonably cooperate in good faith with Buyer in Buyer's efforts to obtain information or testimony concerning the procurement by Seller of its insurance policy coverage on the

Purchased Assets or portions thereof, and will join in such assignments or documents as necessary to effectuate or facilitate the assignment of the insurance proceeds to Buyer; provided, however, that (i) Buyer shall pay all costs and expenses incurred by Seller, including without limitation, all legal counsel fees and costs of Seller or any representative of Seller in the event that Seller or such representative of Seller appears in any judicial or quasi-judicial or arbitration proceedings, including any discovery, pre-trial or any appellate proceeding, (ii) Buyer shall indemnify and hold harmless Seller and its, successors and assigns, and their respective partners, members, officers, agents, attorneys or employees ("Seller's Affiliated Entities"), of and from any and all claims, losses, expenses, costs, fees, suits, damages, or penalties, including reasonable attorneys' fees and costs, that may be arise from or be asserted or counterclaimed or cross-claimed against Seller or Seller's Affiliated Entities and relating to Buyer's efforts to pursue one or more such claims against such insurance company or insurance agent, and (iii) Buyer releases Seller and Seller's Affiliated Entities of and from any damages, claims or causes of action relating to the selection, scope or type of insurance coverage so procured by Seller. The foregoing shall survive the closing.

3. **Personal Property**. Schedule 2.1 (b), describing the "Personal Property", is hereby deleted, and the list of fixtures, furnishings, equipment and other personal property that is attached hereto and marked "Schedule 2.1 (b)" is hereby substituted in lieu thereof.

4. **Inventory and Loss Property.** By way of an additional bill of sale, Seller agrees to convey and quitclaim to Buyer at closing, without any representation or warranty, in their "as-is", "where-is" condition, any and all right, title and interest of Seller in and to the personal property set forth on Schedule 2.1 (h) attached hereto and made a part hereof (the "Loss Property"). It is understood that Buyer shall have no rights against Seller for the existence, condition, location, or title to any of the Loss Property.

5. **Purchase Price. Section** 2.6 of the Agreement is hereby deleted, and the following is substituted in lieu thereof:

2.6 Purchase Price.

(a) Purchase Price. The purchase price for the Purchased Assets (the "Purchase Price") is (i) **$4,200,000.00**, subject to adjustment as provided here. The Purchase Price shall be allocated $700,000 to the Real Property (but such valuation shall explicitly exclude fixtures) and $3,500,000 to all of the remaining Purchased Assets. The Purchase Price shall be paid as provided below:

(i) An earnest money deposit in the amount of $250,000 (the "Deposit") has been deposited in escrow with The Verona Firm, PLLC ("Escrow Agent"). The amount of the Deposit, and any interest earned thereon, shall be paid to Seller and credited towards the Purchase Price at Closing. The Deposit shall be non-refundable except in the event any of the following occur: (a) Seller defaults by failing to

close as provided in this Agreement; or (b) Buyer timely terminates this Agreement as provided in Section 12.1 below; or (c) a failure of a condition to close pursuant to Article IX of this Agreement (but not when such failure was within Buyer's control); or (d) Buyer properly exercising any other termination right expressly set forth in this Agreement. If any such event shall occur, the Deposit, plus accrued interest, shall be immediately refunded to Buyer, otherwise it shall be paid to Seller as liquidated damages and as consideration for the execution of this Agreement.

(ii) Buyer will execute a promissory note in favor of Seller in the principal sum of THREE MILLION FIVE HUNDRED THOUSAND_AND 00/100 DOLLARS ($3,500,000.00) (the "Note"), which Note shall be secured by a first mortgage, security agreement, collateral assignment of leases and rents, and fixture filing, which shall be a first lien on the Real Property and the remaining Purchased Assets ("Purchase Money Mortgage"), and, at Seller's option, a security agreement with appropriate UCC filings ("Security Agreement"). The Note and Purchase Money Mortgage and the Security Agreement, together with appropriate UCC Financing Statements, shall be in form and content acceptable to Seller. The debt evidenced by the Note will: (a) accrue interest at a rate of 6% per annum, with a default rate of 12% and a 5% fee on the amount of any late payments remaining delinquent after fifteen (15) days grace period; and (b) commencing on March 1, 2014, it shall be payable in semi-annual installments of interest only due on the last day of March and September; (c) mature thirty six (36) months from the Closing Date; (d) be secured by a first lien on the Real Property and the Personal Property; (e) be prepayable without penalty; and (f) subject to rights of set off against the next ensuing payments in the event of a breach by Seller of any representation or warranty as provided herein, provided that any amount set off by the Buyer shall be paid in to escrow with a mutually acceptable escrow agent at the time such amount(s) would otherwise have been due to Sellers and until such time as an dispute is resolved relating to such amount set off; and (g) specifically not preclude the placement of a second mortgage on the Property as long as it is specifically inferior and subordinate to the Purchase Money Mortgage. The Purchase Money Mortgage and the Security Agreement shall include a due on sale clause, shall allow for the sale and removal of equipment as needed by the Buyer with a value not to exceed, in the aggregate, $250,000.00, and shall allow for the substitution of collateral with similar equipment of equal or greater value which will replace such removed collateral, if any, and other provisions typically found in commercial mortgage and security agreements in favor of institutional lenders(including customary secondary financing restrictive conditions such as a typical subordination and inter-creditor agreement with stand-still provisions.)

(iii) Seller shall assign to Buyer all of Seller's right, title and interest in and to any and all insurance proceeds under Seller's existing insurance policy which may be paid or recovered due to such loss of the Personal Property.

(iv) At closing, subject to prorations as hereafter described, the balance of the Purchase Price will be wire transferred to Seller in immediately available funds.

6. **Closing.** Section 2.7 of the Agreement is hereby deleted and the following is substituted in lieu thereof:

2.7 Closing. Subject to the satisfaction or waiver of the conditions of Article IX of this Agreement, the closing (the "Closing") of the transactions contemplated by this Agreement shall take place on August 23, 2013, at the offices of Trenam Kemker, P.A. Notwithstanding the foregoing, Seller shall have the right to extend the Closing Date by up to an additional five (5) business days upon notice to Buyer's counsel. If all Conditions Precedent to Buyer's obligation to close are not met by the Closing Date (as extended), Buyer may either waive the same in writing and close or terminate this Contract and obtain the return of its Deposit whereupon both parties shall be relieved of liability hereunder. At the Closing:

(a) Deliverables to Buyer. Buyer shall have received each of the following:

(i) each of the Ancillary Agreements executed by Seller, in each case substantially in the form attached as an Exhibit to this Agreement;

(ii) without prejudice to Buyer's rights under Section 9.2 of this Agreement and Articles X and XI of this Agreement, revised Disclosure Schedules, if any, to this Agreement updating the information shown thereon to the Closing Date;

(iii) a certificate of status as to Seller(s) issued by the Secretary of State of its state of organization, or an affidavit of partnership;

(iv) a certification by an officer or representative of Seller(s) certified as of the Closing Date as to:

(A) the authorization of the execution, delivery and performance of this Agreement and the Ancillary Agreements and related certificates Seller is required to execute and deliver pursuant to the terms of this Agreement; and

(B) the incumbency of the officers or representatives of all three Sellers authorized to execute and deliver this Agreement and the Ancillary Agreements; and

(C) the organizational actions required for Seller(s) to enter into this Agreement and the Ancillary Agreements (e.g. corporate resolutions);

(v) with respect to the Real Property:

(A) a duly executed and acknowledged special warranty deed for each parcel of Real Property (each a "Deed") subject to the "Permitted Exceptions" (as hereinafter defined); and

(B) an affidavit concerning parties in possession and mechanics' or material men's liens with respect to the Real Property, in form and substance necessary to induce the "Title Company" to delete the exceptions for such matters from the "Title Commitment" as hereinafter defined;

(vi) a certificate pursuant to Section 9.2(c) of this Agreement and a certificate pursuant to Section 9.2(d) of this Agreement;

(vii) appropriate organizational documentation from the selling entities as reasonably required by the Title Company.

(viii) all such instruments, documents and certificates as may be reasonably requested by Buyer that are necessary, appropriate or desirable for the consummation at the Closing of the transactions contemplated by this Agreement.

(b) Deliverables to Seller. Seller shall have received each of the following:

(i) each of the Ancillary Agreements executed by Buyer, in each case substantially in the form attached as an Exhibit to this Agreement;

(ii) the Purchase Price, subject to prorations and credits in this Agreement;

(iii) a certificate of status as to Buyer issued by the Secretary of State of its state of organization;

(iv) a certification by an officer of Buyer certified as of the Closing Date as to:

(A) the authorization of the execution, delivery and performance of this Agreement and the Ancillary Agreements and related certificates Buyer is required to execute and deliver pursuant to the terms of this Agreement;

(B) the incumbency of the officers of Buyer authorized to execute and deliver this Agreement and the Ancillary Agreements; and

(C) the corporation actions required for Buyer to enter into this Agreement and the Ancillary Agreements;

(v) a certificate pursuant to Section 9.3(c) of this Agreement;

(vi) evidence that Buyer has obtained the Transferable Permits and all other Required Permits;

(vii) the Note, Purchase Money Mortgage; and

(viii) all such instruments, documents and certificates as may be reasonably requested by Seller that are necessary, appropriate or desirable for the consummation at the Closing of the transactions contemplated by this Agreement.

7. Compliance with Legal Requirements. Schedule 3.17 originally attached to the Agreement is hereby replaced with Schedule 3.17 attached hereto and made a part hereof.

8. New Lease. Section 7.8 of the Agreement and any and all references to the term "New Lease" are hereby deleted in their entirety from the Agreement. The following section shall be inserted in lieu thereof:

> "7.8 Inspection: Buyer acknowledges that its entry onto the Real Property prior to Closing is and has been for inspection purposes, only, and agrees that its inspection activities shall not include any destructive or invasive testing nor shall any such activities in any way permanently damage the Premises, and, that Buyer shall pay for all expenses and the cost to repair any and all damage. Buyer shall defend, indemnify and hold Seller harmless from any and all liabilities, claims, expenses, costs, and damages (including reasonable attorneys' fees and costs) in any way arising out of the exercise by Buyer of its entry and inspections. This provision of indemnity shall survive expiration or termination of this Agreement."

9. Conduct of Business. Section 5.1 of the Agreement is hereby deleted in its entirety.

10. Alcohol Inventory. Buyer will take possession of existing inventories of wine and spirits in bulk and cased goods located at the Property, pending advice from the Tax and Trade Bureau (TTB), US Treasury, as to how title is to be passed. Buyer assumes no responsibility for existing tax liabilities (State and Federal) which may exist under the predecessor permits. If and when title to such inventories is passed to Buyer, Buyer's s DSP Unit bond will cover future tax liabilities, and any subsequent tax liabilities incurred upon disposition will be paid by Buyer. Seller agrees to reasonably cooperate with Buyer in such transfer, at no expense to Seller, including signing such transfer documents as required by the TTB, provided however that all such inventories shall be transferred in its "as-is", "where-is" condition, and Seller shall expressly disclaim any warranty of title, condition, or fitness of the same. The foregoing shall survive the closing.

11. Indemnification. Notwithstanding anything herein to the contrary, Buyer agrees to indemnify and hold harmless Sellers of and from any and all claims, losses, expenses, costs, fees, suits, damages, taxes or penalties, including reasonable attorney's fees and costs, that pertain or relate to or arise from the Inventory being transferred to Buyers pursuant to this transaction, to the extent that such Inventory is composed of alcoholic beverages. The foregoing shall survive the closing.

12. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto set their hand and seal on the day and year first above written. A facsimile signature shall be constituted as an original. This document may be signed in one or more counterparts.

[BUYER]

PANACHE DISTILLERY LLC

By: PANACHE BEVERAGE, INC.

By: ______________________
Name: William Gerhard
Title: Authorized Representative

[SELLER]

DOUGLAS JOINT VENTURE

By: ______________________
Name: Lester M. Unger
Title: Managing Joint Venturer

V-3 JOINT VENTURE, LLC

By: ______________________
Name: Lester M. Unger
Title: Managing Joint Venturer

EMPIRE JOINT VENTURE

By: ______________________
Name: Lester M. Unger
Title: Managing Joint Venturer

Schedule 2.1(b)

EQUIPMENT LIST

Main Distillery Room

1 POGGIO MODEL FP12 BOTTLE RINSER & DRYER
1 FIMER MODEL RTT1B-1-1-S-VA-GIR-D,#1726,YR 2004
FILE CORKER - SCREWCAP, BARTOP,T-TOP AND CORK
MORTON MODEL UNCAP 35.#3518006, 2004
CAPSULE APPLICATOR OR ALUMINUM SPINNER)
1 NEWTEC MODEL-LEOPARD FLEX ADHESIVE #480F6-S3-E3, YR 2003 LABELER
ANTON PAAR DMA5000 AND ANTON PAAR RXA170
DIAGNOSTIC

2 MUELLER-VA PURE VAPOR COMPRESSION STILL
VCS-25 (MAKES DISTILLED WATER)

1 COMPRESSORS (1 5HP) PLUS AIR TANKS FOR AIR

1 SCISSOR LIFT

2 PALLET JACKS -TWO ELECTRIC

HYSTER FORKLIFT (GAS)

30 STAINLESS STEEL DIMPLE JACKET TEMPERATURE
CONTROLLED TANKS

1 CHILLER FOR THE ABOVE

STAINLESS STEEL TANK (2000 GALLONS) ON
WEIGHT SCALES

STAINLESS STEEL TANK #81 (1500 GALLONS) ON
SYSTEM MACHINE AND DRIER - WEIGHT SCALES

1 COMPLETE WATER SOFTENING SYSTEMS

2 DOUBLE JACKET STAINLESS *S* STEEL LIQUID HEATED TANKS, STEAM POWERED WITH LIDS
(1000 GALLONS EACH)

7 COPPER POT STILLS
(INCLUDES COMPLETE ASSEMBLY WITH BOILERS & CONDENSER TANKS & STORAGE SEPARATE HOLDING CONTAINERS)

MEMBRANE PRESS FOR GRAPES
MODEL ENOYENETA (2004)

5 CHARCOAL FILTER SYSTEMS

CRUSHER AND DESTEMMER 8 TON ENOVENETA
WEIGHT SCALES C^3G 4

1 STAINLESS STEEL TANK t182 (1000 GALLONS) ON WEIGHT SCALES

STAINLESS STEEL TANK #83 (1000 GALLONS) ON WEIGHTS WITH ROTATOR

5 STAINLESS STEEL TANKS (4000 GALLONS)

10 STAINLESS STEEL TANKS (260 GALLON)

OFFICE EQUIPMENT/FURNITURE

FRONT OFFICE #1

1 L-SHAPED DESK
1 TWO DRAWER DESK WITH HUTCH

FRONT OFFICE #3

5 DRAWER DESK

FRONT OFFICE #4

1 FOUR DRAWER, U-SHAPED DESK WITH HUTCH

FRONT OFFICE #5

1 U-SHAPED, 4 DRAWER DESK WITH HUTCH

1 FOLDING TABLE
1 OFFICE CHAIR

2 SUPPLY CLOSETS BEHIND OFFICES #4 AND #5

1 SURGE PROTECTOR BATTERY BACK UP
2 VIDEO MONITORS

PRIVATE OFFICE WITH FOYER AND CLOSET

OFFICE #6 BY BOTTLING EQUIPMENT

4 DRAWER U-SHAPED DESK WITH HUTCH
1 ROLLING CHAIR

OFFICE #7 BY BOTTLING EQUIPMENT

BOTTLING EQUIPMENT ROOM

2 CORK BOARDS
BUBBLE WRAP

STORAGE ROOM BACK RIGHT #10 (#13 ON DOOR)

5 MULTI- TIER SHELVING UNITS
CHANGE OVER PARTS FOR BOTTLING EQUIPMENT (Partial)
CHANGE OVER PARTS FOR LABELING EQUIPMENT (Partial)

OFFICE/STORAGE ROOM #11

KITCHEN/LAB

2 REFRIGERATORS

MANUFACTURING AND TANK AREA

10-15 FIRE EXTINGUISHERS
3 FRAMED PICTURES
2 PALLET JACKS
3 FOLDING TABLES
2 FOLDING CHAIRS
1 SCISSOR LIFT

OFFICE/ STORAGE #13

1 DESK
4 WOOD CHAIRS

CONFERENCE ROOM

1 LARGE CORKBOARD
1 CONFERENCE TABLE
9 CHAIRS

BREAK ROOM

8 LOCKERS
1 TABLE
2 CHAIRS
1 REFRIGERATOR
1 DESK
1 MICROWAVE

KITCHEN/ CAFETERIA

2 REFRIGERATORS
EXTERIOR TRAILER #1

UNSHELTERED ON PROPERTY

EMPTY 55 GALLON DRUMS

Schedule 2.1(h)

EQUIPMENT LIST—NOT ON PREMISES

Main Distillery Room
FINAL FILTRATION FILTERS

2 FMC JUICE MACHINES SIN 420014703RC & S/N 420014603RC at $33,750 EACH

B.C. SCIENTIFIC MODEL 910 GAS CHROMATOGRAPH SIN N2032400 (LAB) (Partial)

1 COMPRESSORS (1 5HP) PLUS AIR TANKS FOR AIR

2 MASH TANKS AT 500 GALLONS EACH

VARIOUS ASSORTED TRANSFER HOSES FOR WINE & SPIRITS
TWO MANUAL PALLET JACKS

1 ELECTRIC FORKLIFT

9 OPEN LID STAINLESS STEEL FERMENTATION TANKS
(FERMENTATION)

2 STAINLESS STEEL OPEN LID FERMENTATION TANKS
(TANK # 57 & 58 - 800 GALLONS EACH)

35 STAINLESS STEEL RECEIVER BARRELS ON WHEEL
50 GALLONS EACH

5 STAINLESS STEEL TANKS @300 gallons

40 STAINLESS STEAL TANKS (550 GALLONS EACH)

1 COMPLETE WATER SOFTENING SYSTEMS

2 CRIVELLER LAFERT LIQUID TRANSFER PUMPS SHP

31-IP

PAD FILTER PRESS (ALPHA FILTERS)
iN-LINE WATER FILTER
2COPPER POT STILLS
(INCLUDES COMPLETE ASSEMBLY WITH BOILERS &
CONDENSER TANKS & STORAGE SEPARATE HOLDING
CONTAINERS) (two more are awaiting installation)

2 LIQUID TRANSFER PUMPS (10 HP}
2 ENOVENETA MASH PUMPS (MP) RED
STAINLESS STEEL TANK 4 227 RECEIVER TANK
(225 GALLONS)

STAINLESS STEEL TANK #224 RECEIVER TANK
(200 GALLONS)

7 700 GALLON STAINLESS STEEL TANKS V20,000

1 UPDATED ELECTRICAL SYSTEM IN BUILDING

GRAIN PRESS (HYDRAULIC)

ORANGE CLEANING SYSTEM (OLD NEEDS REFURBISHING)

OFFICE EQUIPMENT/FURNITURE

ENTRANCE TO RETAIL SALES, RECEPTION AREA, & PRODUCT TASTING AREA

1 WINE REFRIGERATOR
3 ROWS OF METAL DISPLAY SHELVING
1 CASH REGISTER WITH TOUCH SCREEN MONITOR
1 EIGHT LINE BUSINESS PHONE
2 WOOD DESK CHAIRS
3 ELECTRIC FANS
7 CHAIRS

1 ROUND TABLE
4 END TABLES

FRONT OFFICE #1

1 EIGHT LINE OFFICE PHONE
1 LINKSYS ROUTER
1 CNET PORT SWITCH

FRONT OFFICE #3
1 HP OFFICE JET COPY/FAX/SCAN
1 CHAIR
FRONT OFFICE #4
1 EIGHT LINE OFFICE PHONE
2 OFFICE CHAIRS
1 SHARP MX-2600 COPIER
1 FOUR DRAWER FILE CABINET

FRONT OFFICE #5
1 EIGHT LINE OFFICE PHONE
1 HP COMPUTER WITH HARDDRIVE, MONITOR, AND KEYBOARD
1 HP PHOTOSMART 7960 PRINTER
1 FOLDING TABLE
1 OFFICE CHAIR
1 CHAIR
4 DRAWER FILING CABINET

PRIVATE OFFICE WITH FOYER AND CLOSET

2 LEATHER CHAIRS
2 WOOD CHAIRS
1 FOLDING TABLE
1 EIGHT LINE OFFICE PHONE
2 INTELLEX DVMS DV1600 SURVEILLANCE EQUIPMENT
2 BACK UP BATTERIES

OFFICE #6 BY BOTTLING EQUIPMENT
1 WOOD TABLE

1 WOOD CHAIR

1 EIGHT LINE OFFICE PHONE

BOTTLING EQUIPMENT ROOM
13 BOXES OF EMPTY BOTTLES
8 BOXES OF CAPSULE ENCLOSURES
1 PALATE CART

STORAGE ROOM BACK RIGHT #10 (#13 ON DOOR)

5 MULTI- TIER SHELVING UNITS
CHANGE OVER PARTS FOR BOTTLING EQUIPMENT
CHANGE OVER PARTS FOR LABELING EQUIPMENT

OFFICE/STORAGE ROOM #11
MULTIPLE BAGS AND BOXES OF CORKS AND CLOSURES
50-60 BOXES OF CAPSULE ENCLOSURES

KITCHEN/LAB

1 HP COMPUTER WITH MICROTEK SCREEN, HARDWARE, KEYBOARD
1 BATTERY BACK UP
1 HP PRINTER PHOTOSMART 7760
1 DENSITY METER
1 BARNSTEAD ELECTROTHERMAL
1 ACCUMET RESEARCH PH CONDUCTIVITY METER
1 BIOTEMP

MANUFACTURING AND TANK AREA
1 FORKLIFT, 1 CATEPILLER 50
7 ROLLING LADDERS

3 PALLET JACKS
2 GOLF CARTS
3 FOLDING TABLES
2 FOLDING CHAIRS
MULTIPLE WORK TABLES
1 ALCOTE MOBILE CLEANING EQUIPMENT CART
2 FOUR TIER FILING CABINETS
BOOKSHELVES
MULTIPLE STACKS OF PLASTIC TUBING
2 LADDERS
14 PALLETS OF EMPTY UNUSED BOTTLES
7.5 PALLETS OF PRODUCT BOXES- UNUSED
1 SCISSOR LIFT
MULTIPLE BARRELS
FIRST AID STATION

UPSTAIRS OPEN STORAGE LOFT
SEALING EQUIPMENT
PLASTIC TUBING
COPPER PIPING
PVC TUBING
VARIOUS FILTERS FOR EQUIPMENT AND AIR CONDITIONER
1 WOOD DOOR
2 GATES
6 CHIMNEY STACKS

OFFICE/ STORAGE #13
4 WOOD CHAIRS
10 SMALL WOOD BARRELS
1 LADDER
1 MULTI TIER STORAGE SHELF WITH TOOLS
2 TOOL BOXES
2 PUSH CARTS
2 WHITE FREEZERS

KITCHEN/ CAFETERIA

5 HORIZONTAL FREEZERS
1 MICROWAVE
1 BLENDER
5 FOLDING TABLES
15 KITCHEN CHAIRS
23 FOLDING CHAIRS
6 EXTERIOR CHAIRS
1 END TABLE
1 EXTERIOR TABLE

EXTERIOR TRAILER #1

18 PALLETS PLUS 2 PARTIALLY FULL BOXES OF HONEY MEAD BOTTLES

EXTERIOR TRAILER #2

MULTIPLE PILES OF METAL, WOOD, AND SCRAPS

EXTERIOR TRAILER #3

MULTIPLE WOODEN BENCHES
VARIOUS SPOOLS OF WIRING

EXTERIOR TRAILER #4
PARTIALLY FULL RAIN PIPING
2 PIECES OF UNIDENTIFIED MACHINERY

WAREHOUSE

60 + PLASTIC 35 GALLON DRUMS
10+ 55 GALLON DRUMS FILLED WITH SCRAP WOOD

6 PALLETS AND 1 PARTIAL PALLET OF WINE GLASSES AND BOXES
STAINLESS STEELE SCRAPS
16 LARGE PLASTIC CONTAINERS
12 FIFTY FIVE GALLON DRUMS
4 FIFTY FIVE GALLON JUICE CONCENTRATE DRUMS
1 CONVEYOR BELT FOR AN ASSEMBLY LINE

UNSHELTERED ON PROPERTY

LOOSE PAVING STONES
APPX. 100 WOOD PALLETS
1 IMMOBILE FORD ECONOLINE BOX TRUCK
CONTAINER # 1
ALL SCRAP METAL
CONTAINER #2
EMPTY 55 GALLON DRUMS

CONTAINER #3

MULTIPLE. WOOD PALLETS
MULTIPLE EMPTY 55 GALLON DRUMS

CONTAINER #4

6 PALLETS UNUSED GLASS WINE BOTTLES AND BOXES

CONTAINER #5

18 PALLETS OF HONEY MEAD BOTTLES AND GLASSES

CONTAINER #6

9 PALLETS OF SAVER-GLASS VODKA BOTTLES
5 FULL PALLETS + 3 PARTIAL PALLETS OF UNUSED WINE BOTTLES AND BOXES

Schedule 3.17
Compliance with Legal Requirements

Seller has advised Buyer that it has been notified that there remains open permits on file with Pasco County relating to temporary sign permits or permits for certain construction work at the Real Property that were issued prior to 2006, and which are described hereinafter.

Building Permit Information

Permit: 574482 **Job Location: L-1 11807 LITTLE RD**

Inspection Summary/Schedule Inspection History Doc./Fees C.O. Notes

Permit Info

Permit Number: 574482 **Issue Date:** 01/04/2006 **Status:** STATUTE OF LIMITATION

Parcel ID: 11-25-16-0000-00100-0010

Type of Work: FIRE SPR UNDERGRD **Value:** $10,600.00

Job Location: L-1 11807 LITTLE RD

Application Notes: EMPIRE WINERY/FIRE SPKLR/BACKFLOW/POST F

Primary Contractor ID Number: 013592 A TOTAL SOLUTION, INC.

Business Address: 3531 KEYSTONE ROAD TARPON SPRINGS FL

Business Phone: (727) 942-1993

```
Active  013592  FIRE SPR
UNDERGRD                        VAL   FEE
000000030.00
```

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Building Permit Information

Permit: 564967 **Job Location: L-1 11807 LITTLE RD**

Inspection Summary/Schedule Inspection History Doc./Fees C.O. Notes

Permit Info

Permit Number: 564967 **Issue Date:** 10/25/2005 **Status:** STATUTE OF LIMITATION

Parcel ID: 11-25-16-0000-00100-0010

Type of Work: SERVICE CHANGE EL **Value:** $60,000.00

Job Location: L-1 11807 LITTLE RD

Application Notes: ELECT.UPGR & GEN/EMPIRE WINERY

Primary Contractor ID Number: 000716 DAVID HARVEY ELECTRIC CO., INC

Business Address: P. O. BOX #185 17410 HWY 41 LUTZ FL

Business Phone: (813) 949-3713

```
Active  000716  SERVICE CHANGE EL
SERVICE  00000  POWER CO  00000     VAL   FEE
000000158.00
```

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Building Permit Information

Permit: 408690 **Job Location: 11807 LITTLE RD**

Inspections History Doc./Fees C.O. Notes

Permit Info

Permit Number: 408690 **Issue Date:** 08/13/2002 **Status:** STATUTE OF LIMITATION

Parcel ID: 11-25-16-0000-00100-0010

Type of Work: WAT/HTR CHNG OUT **Value:** $0.00

Job Location: 11807 LITTLE RD

Primary Contractor ID Number: 000266 BAYONET PLUMBING, HEATING &

Business Address: AIR CONDITIONING, INC. P. O. BOX #5308 BAYONET POINT FL

Business Phone: (727) 868-4636

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Building Permit Information

Permit: 423054 **Job Location: L-1 11807 LITTLE RD**

Inspection Summary/Schedule Inspection History Doc./Fees C.O. Notes

Permit Info

Permit Number: 423054 **Issue Date:** 01/10/2003 **Status:** STATUTE OF LIMITATION

Parcel ID: 11-25-16-SSSS-00100-0010

Type of Work: COMM INTER EX SLB **Value:** $50,000.00

Job Location: L-1 11807 LITTLE RD

Application Notes: STOREROOM INDSIDE EX WAREHOUSE

Primary Contractor ID Number: 006904 MILLER CONTRACTING, INC.

Business Address: 9801 LELLA AVE TAMPA FL

Business Phone: (813) 886-6621

```
Active  006904  COMM INTER EX SLB          UNIT #
TOTAL SQ FT  02500  TOTAL SQ FT   TOTAL SQ FT   VAL
FEE     000000260.00
```

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Building Permit Information

Permit: 423054 **Job Location: L-1 11807 LITTLE RD**

Permits **Inspection Summary/Schedule** Inspection History Doc./Fees C.O. Notes

Open Inspections

Type	Phase	Phase Desc	Inspection Date	Status
Structural	01	FRAMING/SETBACKS	01-13-2003	Pass
Structural	02	FIREWALL	03-21-2003	Pass
Structural	03	FINAL BLDG	03-20-2003	Pass
Structural	04	FINAL FIRE	03-21-2003	Continue
Structural	11		03-20-2003	Pass

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